UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2008
Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22339 (Commission File Number)	94-3112828 (I. R. S. Employer Identification No.)
4440 El Camino Real, Los Altos CA 94022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 947-5000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On April 29, 2008, Rambus Inc. (the “Company”) issued a press release announcing that the Court of Appeals for the Federal Circuit has instructed the Federal District Court for the Eastern District of Virginia (the “EDVA”) to dismiss Samsung’s claims against the Company pending in the EDVA.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Forward-Looking Statements
     This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 contain forward-looking statements under the Private Securities Litigation Reform Act of 1995 relating to potential future litigation matters that may involve the Company. Such forward-looking statements are based on the current expectations of the Company’s management, and there can be no assurance concerning any litigation involving Samsung or any other person. The Company’s business generally is subject to a number of risks which are described in the Company’s periodic reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press release dated April 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2008	Rambus Inc.
/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and
Chief Financial Officer

Exhibit Index

Exhibit
Number	Exhibit Title

99.1	Press release dated April 29, 2008.